SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): October 13, 1999



                               Sparta Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


      000-19318                                        41-1618240
(Commission File Number)                (I.R.S. Employer Identification Number)


                             1565 First Avenue N.W.
                          New Brighton, Minnesota 55112
               (Address of Principal Executive Offices) (Zip Code)


                                 (651) 697-5500
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.           Acquisition or Disposition of Assets.

         On October 13, 1999, Sparta Foods, Inc. (the "Registrant") acquired all the assets and assumed certain liabilities of Food Products Corporation including a facilities lease and approximately $900,000 of debt which the Registrant paid off on the date of closing. The purchase price consisted of $5.9 million in cash, subject to post-closing adjustments, and a $3 million five-year subordinated promissory note bearing interest at 8% per annum. The Registrant funded the cash portion of the purchase price through internally generated cash and bank financing from Norwest Bank Minnesota, National Association. The bank financing consisted of a $3.3 million five-year term loan bearing interest at prime plus 0.25% and a $2 million draw on a $3 million revolving line of credit bearing interest at prime. Both the term note and the line of credit are secured by all of the Registrant's assets. The bank financing replaced the Registrant's then existing line of credit and $1 million term loan.

         The facilities lease is for approximately 57,000 square feet of office/manufacturing space in Phoenix, Arizona. The lease expires on October 31, 2004, but the Registrant has an option to extend the lease through October 31, 2009. The lease calls for annual rental payments of $209,400 subject to increase based on the Consumer Price Index.

         The acquired assets were used by Food Products Corporation to manufacture and distribute tortillas, tortilla chips and other snack products in Arizona, California, Nevada, New Mexico, Colorado, Utah and Texas principally under the Arizona Brand(R) and Spanish Bell(R) labels. The Registrant intends to continue such use.

Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired:

                  It is impracticable to provide, at the time this Report is being filed, the required financial statements for the business acquired. Such financial statements will be filed by amendment to this Report within 60 days of the due date of this Report.

         (b)      Pro Forma Financial Information:

                  It is impracticable to provide, at the time this Report is being filed, the required pro forma financial information of the business acquired. Such pro forma financial information will be filed by amendment to this Report within 60 days of the due date of this Report.

         (c)      Exhibits:

                  2.1 Asset Purchase Agreement dated as of September 27, 1999, by and among Sparta Foods, Inc., Food Products Corporation, Donald R. Charles, David J. Brennan, Kenneth E. Charbonneau and Michael J. DePinto.

                   Pursuant to Item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, upon the request of the Commission the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Asset Purchase Agreement described as follows:

                   Exhibit 1.1(a)        Equipment
                   Exhibit 1.1(b)        Assumed Names
                   Exhibit 1.1(b)(ii)    Trademarks
                   Exhibit 1.1(b)(iii)   Technology
                   Exhibit 1.1(c)        Accounts Receivable
                   Exhibit 1.1(f)        Premises Lease
                   Exhibit 1.1(h)        Personal Property Leases
                   Exhibit 1.1(i)        Contracts
                   Exhibit 1.3(c)        Miscellaneous Personal Property
                   Exhibit 1.4(a)(i)     Inventory-Related Accounts Payable
                   Exhibit 1.4(a)(iii)   Capital Leases with Bank of the West
                   Exhibit 3.1(a)(i)     Earnest Money Escrow Agreement
                   Exhibit 3.1(b)        Post Closing Escrow Agreement
                   Exhibit 3.1(c)        Promissory Note
                   Exhibit 3.3           Allocation of Purchase Price
                   Exhibit 4.5           Subsidiaries
                   Exhibit 4.6(a)        Financial Statements
                   Exhibit 4.7(a)        Tax Reports and Returns
                   Exhibit 4.7(b)        Tax Payments
                   Exhibit 4.8           Title to Assets
                   Exhibit 4.9           Location of Assets
                   Exhibit 4.10          Tangible Personal Property
                   Exhibit 4.11          Trademarks
                   Exhibit 4.12          Technology
                   Exhibit 4.15          Licenses and Permits
                   Exhibit 4.19(d)       Employee Plans
                   Exhibit 4.19(e)       Employee Benefits
                   Exhibit 4.19(f)       Breach
                   Exhibit 4.20          Contracts with Related Parties
                   Exhibit 4.21(a)       Employee List
                   Exhibit 4.21(d)       Compliance with Employment Laws
                   Exhibit 4.22          Predominant Customers
                   Exhibit 4.23          Change in Customers
                   Exhibit 4.24          Product Liability Claims
                   Exhibit 4.25          Insurance
                   Exhibit 4.26(a)       Threatened Litigation
                   Exhibit 4.26(b)       Product Liability Actions
                   Exhibit 6.6           Litigation
                   Exhibit 6.8           Tax Reports, Returns and Payment
                   Exhibit 7.2           Restrictions

                           Exhibit 8.1(j)        Employment Contracts
                           Exhibit 8.1(m)        Non-Compete Agreements

                  10.1 Secured Subordinated Promissory Note dated October 13, 1999, by and between the Registrant and Food Products Corporation.

                  10.2 Assignment of Lease dated October 13, 1999, by and between the Registrant and Food Products Corporation and related Lease Agreement.

                  10.3 Term Loan and Credit Agreement dated October 13, 1999, by and between Sparta Foods, Inc. and Norwest Bank Minnesota, National Association.

                  10.4 Term Note dated October 13, 1999, issued by Sparta Foods, Inc. to Norwest Bank Minnesota, National Association.

                  10.5 Security Agreement dated October 13, 1999, by and between Sparta Foods, Inc. and Norwest Bank Minnesota, National Association.

                  20.1     Press Release dated September 28, 1999.

                  20.2     Press Release dated October 13, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SPARTA FOODS, INC.



Date:  October 26, 1999            By /s/ A. Merrill Ayers
                                      A. Merrill Ayers, Chief Financial Officer



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                                  EXHIBIT INDEX

                                       to

                            October 13, 1999 Form 8-K

                               Sparta Foods, Inc.



Exhibit Number             Exhibit Description

      2.1 Asset Purchase Agreement dated as of September 27, 1999, by and among Sparta Foods, Inc., Food Products Corporation, Donald R. Charles, David J. Brennan Kenneth E. Charbonneau and Michael J. DePinto.

      10.1 Secured Subordinated Promissory Note dated October 13, 1999, by and between the Registrant and Food Products Corporation.

      10.2 Assignment of Lease dated October 13, 1999, by and between the Registrant and Food Products Corporation and related Lease Agreement.

      10.3 Term Loan and Credit Agreement dated October 13, 1999, by and between Sparta Foods, Inc. and Norwest Bank Minnesota, National Association.

      10.4 Term Note dated October 13, 1999, issued by Sparta Foods, Inc. to Norwest Bank Minnesota, National Association.

      10.5 Security Agreement dated October 13, 1999, by and between Sparta Foods, Inc. and Norwest Bank Minnesota, National Association.

      20.1                 Press Release dated September 28, 1999.

      20.2                 Press Release dated October 13, 1999.